S000033621 [Member] Investment Strategy - S000033621 [Member]	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in European companies. Under normal circumstances, the Fund invests at least 70% of its total assets in companies in Western European countries (for example, the United Kingdom, Germany, France and Italy), but also may invest up to 30% of its total assets in companies in emerging Central and Eastern European countries (for example, Poland, the Czech Republic, Turkey and Cyprus). For purposes of the Fund's policies, the Fund may invest in a company if (i) it is domiciled in, or the principal trading market for its securities is in, a European country, (ii) it derives 50% or more of its economic value from goods produced, sales made or services performed or has at least 50% of its assets in a European country or countries or (iii) it is a holding company that predominantly holds shares in such companies. The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector.
Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies. These companies have market capitalizations in the range of companies in the MSCI AC Europe Small Cap Index (Net) (the Capitalization Index), which ranged between $156.4 million and $14.1 billion as of March 31, 2026. The market capitalization range and composition of companies in the Capitalization Index are subject to change. The Fund may at times emphasize one or more sectors in selecting its investments, including the financials and industrials sectors.